SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) June 17, 2005

Inverness Medical Innovations, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-16789	04-3565120
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453
(Address of principal executive offices)

Registrant’s telephone number, including area code: (781) 647-3900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.142-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Inverness Medical Innovations, Inc. (the “Company”) hereby amends its Current Report on Form 8-K, event date June 17, 2005, in order to revise the pro-forma financial information provided pursuant to Item 9(b) thereof to reflect the restatement of certain of our historical financial statements consistent with Amendment No. 1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2004, and Amendment No. 1 to our Quarterly Report on Form 10-Q for the quarter ended March 31, 2005, both filed on August 26, 2005.

For consistency of presentation with pro-forma financial information being filed as part of our Current Report on Form 8-K, event date June 30, 2005, relating to the consummation of our acquisition of the Determine®/DainaScreen® rapid diagnostic business from Abbott Laboratories on June 30, 2005, we have also revised the pro-forma financial information provided herewith to reflect operating results through June 30, 2005.

ITEM 9.01               FINANCIAL STATEMENTS AND EXHIBITS

a)                                      FINANCIAL STATEMENTS OF A BUSINESS TO BE ACQUIRED

The audited statements of net assets sold of the Determine/DainaScreen Rapid Diagnostics Product Line of Abbott Diagnostics Division of Abbott Laboratories as of February 28, 2005 and November 30, 2004 and 2003, and the related statements of net sales in excess of expenses for the three month period ended February 28, 2005 and the years ended November 30, 2004, 2003 and 2002 are contained in Exhibit 99.1 attached hereto and are incorporated herein by reference.

The above described financial statements constitute less than a full set of financial statements.  Determine is neither a legal entity nor has it historically been operated as a separate business and, except for the above described financial statements, no separate financial statements for Determine have been prepared or audited.  The assets and liabilities associated with Determine are components of a significantly larger business and, as a result, separate statements of operations and separate asset and liability accounts for Determine have not historically been maintained.  Because separate statements of operations and separate asset and liability accounts have not been historically maintained, it is impracticable to prepare a full carve-out balance sheet for Determine and, alternatively, a statement of net assets sold has instead been presented.  The statements of net sales in excess of expenses for the periods indicated above reflect all costs directly involved with the revenue producing activities of Determine and exclude only costs not directly associated or objectively allocable, such as corporate overhead, interest and taxes.

b)                                     PRO FORMA FINANCIAL INFORMATION

Unaudited pro forma condensed combined statements of operations of the Company for the year ended December 31, 2004 and the six month period ended June 30, 2005, all giving pro forma effect to the Company’s acquisition of the Determine/DainaScreen assets of Abbott’s rapid diagnostic business, are contained in Exhibit 99.2 attached hereto and are incorporated herein by reference.

c)                                      EXHIBITS

The following exhibits are filed with this document.

Exhibit Number	Description

*23.1	Consent of Deloitte & Touche LLP

*99.1

Audited statements of net assets sold of the Determine/DainaScreen Rapid Diagnostics Product Line of Abbott Diagnostics Division of Abbott Laboratories as of February 28, 2005 and November 30, 2004 and 2003, and the related statements of net sales in excess of expenses for the three month period ended February 28, 2005 and the years ended November 30, 2004, 2003 and 2002

**99.2	Unaudited pro forma condensed combined statements of operations of the Company for the year ended December 31, 2004 and the six month period ended June 30, 2005

*	Previously filed
**	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVERNESS MEDICAL INNOVATIONS, INC.

	BY:	/s/ Christopher J. Lindop
Christopher J. Lindop
Chief Financial Officer

Dated: August 31, 2005

EXHIBIT INDEX

Exhibit Number	Description

*23.1	Consent of Deloitte & Touche LLP

*99.1

Audited statements of net assets sold of the Determine/DainaScreen Rapid Diagnostics Product Line of Abbott Diagnostics Division of Abbott Laboratories as of February 28, 2005 and November 30, 2004 and 2003, and the related statements of net sales in excess of expenses for the three month period ended February 28, 2005 and the years ended November 30, 2004, 2003 and 2002

**99.2	Unaudited pro forma condensed combined statements of operations of the Company for the year ended December 31, 2004 and the six month period ended June 30, 2005

*	Previously filed
**	Filed herewith